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                                                                   EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Hastings Entertainment, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-1 incoporated herein by reference.

                                                  /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
August 5, 1998